Exhibit 99.1

Marchex Announces Fourth Quarter and Full Year 2017 Results

SEATTLE – February 15, 2018-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the fourth quarter and full year ended December 31, 2017.

Q4 and Full Year 2017 Financial Highlights

•	Revenue was $21.8 million for the fourth quarter of 2017, compared to $28.4 million for the fourth quarter of 2016. Revenue was $90.3 million for 2017, compared to $129.5 million for 2016.
•

Net loss applicable to common stockholders was $841,000 for the fourth quarter of 2017 or $0.02 per diluted share, compared to a net loss of $5.7 million or $0.14 per diluted share for the fourth quarter of 2016. Net loss applicable to common stockholders was $6.4 million for 2017 or $0.15 per diluted share, compared to a net loss of $84.1 million or $2.01 per diluted share for 2016.

	Q4 2016		Q4 2017		FY 2016		FY 2017
Revenue	$28.4	million	$21.8	million	$129.5	million	$90.3	million
Non-GAAP Results[1]:
Enterprise Revenue[2]	$22.4	million	$17.7	million	$100.1	million	$71.3	million
Adjusted OIBA	$(2.8)	million	$0.4	million	$(9.7)	million	$(1.8)	million
Adjusted EBITDA	$(2.0)	million	$1.0	million	$(6.6)	million	$1.0	million

Cash Balance	$104	million	$104	million

•

Adjusted non-GAAP income (loss) per share[1] for the fourth quarter of 2017 was $0.01, compared to ($0.04) for the fourth quarter of 2016. Adjusted non-GAAP income (loss) per share[1] for 2017 was ($0.03), compared to ($0.16) for 2016.

•

During the fourth quarter of 2017, YP contributed $4.2 million in revenue, compared to $6.0 million in the fourth quarter of 2016. During 2017, YP contributed $19.0 million in revenue compared to $29.4 million in 2016.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

[2]	Enterprise Revenue represents total revenue less revenue generated from contracts with YP.

Strategic Priorities Update

Grow New and Existing Enterprise Client Relationships. During 2017, Marchex added more than 40 new clients, including several in two of its core focus verticals, Auto and Home Services.

Accelerate Product Innovation. Marchex launched five new products, including:

•

Marchex Speech Analytics was launched in April 2017 to enable actionable insights for enterprise and mid-sized companies, helping them understand what is happening on inbound phone calls from consumers to their business. In October 2017, new enhancements were added to this solution, which included updates to its Call DNA user interface. The interface accepts user input on Artificial Intelligence predicted outcomes, which will allow Marchex to improve the overall accuracy of its speech recognition. Uncovering the intelligence and insights of calls can empower companies to optimize media spend and sales operations, and can enable them to drive more high-quality calls to their business and create the opportunity to convert more of those callers into customers.

•

Marchex Audience Targeting was launched in July 2017 to automatically build high-value audience segments for display and social media platforms by leveraging real customer interactions.  Marketers can fine-tune their Facebook and display campaigns down to specific audience segments that are most likely to convert to customers, or find new segments and opportunities that have not been targeted before.

•

Marchex Omnichannel Analytics Cloud was launched in February 2017 to help marketers connect customer conversions driven from all paid media channels – including search, display and video, social and sites – to phone calls made to a business.

•

Marchex Search Essentials was launched in June 2017 and is a new version of our leading Search Analytics available to companies of all sizes. Marchex Search Essentials helps eliminate a major blind spot for marketers by attributing inbound phone calls to paid search keywords and as a result, marketers have the insights to help to make real-time adjustments to drive stronger, more efficient performance for their paid search campaigns.

•

Video and Display Analytics was launched in December 2016 to measure the impact of display and video advertising campaigns on inbound phone calls to call centers and stores. Marketers can expand their visibility into these campaigns by measuring video advertising units in both premium and programmatic video publishers.

Strategic Partnerships and Integrations. During 2017, Marchex announced a strategic partnership with Facebook and integrations with Adobe.  By partnering with Facebook, Marchex enables marketers to optimize their marketing spend across all paid media channels based on actionable insight into which channel drove offline interaction by consumers to a brand. The integrations with Adobe Marketing Cloud enables marketers to both increase sales and retain customers by better understanding how customers and prospects interact with their brands.

“In 2017, we made considerable progress in building a leading conversation analytics platform through continued product innovation and through strategic partnerships,” said Mike Arends, Chief Financial Officer. “Through our teams’ dedicated focus and revamped sales efforts, we are laying the foundation to stabilize Marchex while creating new opportunities that can drive long-term growth.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of February 15, 2018.

Financial Guidance for the First Quarter ending March 31, 2018

Revenue	$21 million or more
Adjusted OIBA[1]	loss of $1.0 million or better
Adjusted EBITDA[1]	breakeven or better

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, February 15, 2018, to discuss its fourth quarter and year ended December 31, 2017 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 15, 2018 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share. Marchex also provides Enterprise Revenue, which represents revenue excluding Yellowpages.com LLC (“YP”) revenue generating contracts and other Archeo related transition activities which were insignificant.

OIBA represents income (loss) from operations excluding stock-based compensation expense. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex's management uses Adjusted OIBA, which excludes acquisition and disposition related costs and impairment of goodwill, as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, acquisition and disposition related costs, and impairment of goodwill. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and disposition related costs, and impairment of goodwill. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by

Marchex's management to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs,  (3) interest and other income (expense), and (4) impairment of goodwill. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: marchex@edelman.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2017	2016	2017
Revenue	$28,401	$21,847	$129,547	$90,291
Expenses:
Service costs (1)	16,006	11,649	76,970	49,339
Sales and marketing (1)	5,574	3,577	22,307	15,652
Product development (1)	6,587	4,285	28,446	18,094
General and administrative (1)	5,939	2,999	21,754	13,567
Acquisition and disposition related costs	—	—	662	—
Total operating expenses	34,106	22,510	150,139	96,652
Impairment of goodwill	—	—	(63,305)	—
Loss from operations	(5,705)	(663)	(83,897)	(6,361)
Interest income (expense) and other, net	(25)	182	(115)	316
Loss before provision for income taxes	(5,730)	(481)	(84,012)	(6,045)
Income tax expense	14	5	54	42
Net loss	(5,744)	(486)	(84,066)	(6,087)
Dividends applicable to participating securities	—	(355)	—	(355)
Net loss applicable to common stockholders	$(5,744)	$(841)	$(84,066)	$(6,442)

Basic and diluted net loss per Class A share applicable to common stockholders	$(0.14)	$(0.02)	$(2.01)	$(0.16)
Basic and diluted net loss per Class B share applicable to common stockholders	$(0.14)	$(0.02)	$(2.01)	$(0.15)
Dividends applicable to participating securities	$—	$0.50	$—	$0.50
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,062	5,056	5,190	5,056
Class B	37,076	37,930	36,550	37,657
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,062	5,056	5,190	5,056
Class B	42,138	42,987	41,740	42,713

(1) Includes stock-based compensation allocated as follows:
Service costs	$128	$130	$693	$515
Sales and marketing	417	246	1,738	1,014
Product development	202	182	1,569	679
General and administrative	2,190	539	6,183	2,389
Total	$2,937	$1,097	$10,183	$4,597

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	December 31,
	2016	2017
Assets
Current assets:
Cash and cash equivalents	$103,950	$104,190
Accounts receivable, net	18,922	14,860
Prepaid expenses and other current assets	1,531	2,001
Refundable taxes	98	40
Total current assets	124,501	121,091
Property and equipment, net	3,557	2,405
Other assets, net	214	326
Total assets	$128,272	$123,822
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,811	$4,928
Accrued expenses and other current liabilities	7,707	5,585
Deferred revenue	349	313
Dividends payable	—	21,907
Total current liabilities	14,867	32,733
Other non-current liabilities	134	1,090
Total liabilities	15,001	33,823
Stockholders’ equity:
Class A common stock	53	53
Class B common stock	380	387
Additional paid-in capital	360,422	343,268
Accumulated deficit	(247,584)	(253,709)
Total stockholders’ equity	113,271	89,999
Total liabilities and stockholders’ equity	$128,272	$123,822

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Operating Income (Loss) Before Amortization (OIBA)

and Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2017	2016	2017
Loss from operations	$(5,705)	$(663)	$(83,897)	$(6,361)
Stock-based compensation	2,937	1,097	10,183	4,597
Operating income (loss) before amortization (OIBA)	(2,768)	434	(73,714)	(1,764)
Acquisition and disposition related costs	—	—	662	—
Impairment of goodwill	—	—	63,305	—
Adjusted operating income (loss) before amortization (Adjusted OIBA)[1]	$(2,768)	$434	$(9,747)	$(1,764)

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2017	2016	2017
Net cash provided by (used in) operating activities	$(796)	$0	$(3,669)	$1,692
Changes in assets and liabilities	(1,273)	1,136	(3,711)	(392)
Income tax expense	14	5	54	42
Acquisition and disposition related costs	—	—	662	—
Interest (income) expense and other, net	25	(182)	112	(316)
Adjusted EBITDA[1]	$(2,030)	$959	$(6,552)	$1,026

Net cash provided by (used in) investing activities	$395	$(288)	$(1,224)	$(1,577)

Net cash provided by (used in) financing activities	$(134)	$101	$(312)	$125

[1]	Includes reorganization costs of approximately $700,000 in Q1 2017.

Reconciliation from Revenue to Enterprise Revenue

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2017	2016	2017
Revenue	$28,401	$21,847	$129,547	$90,291
Less: YP Revenue	6,031	4,197	29,388	19,013
Less: Other	—	—	21	—
Enterprise Revenue[2]	$22,370	$17,650	$100,138	$71,278

[2]	Enterprise Revenue represents total revenue less revenue generated from contracts with YP and other Archeo related transition activities.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Income (Loss) per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2017	2016	2017
Adjusted Non-GAAP income (loss) per share	$(0.04)	$0.01	$(0.16)	$(0.03)

Net loss per Class B share applicable to common stockholders - diluted (GAAP loss per share)	$(0.14)	$(0.02)	$(2.01)	$(0.15)
Shares used to calculate diluted net loss per share applicable to common stockholders	42,138	42,987	41,740	42,713

Net loss applicable to common stockholders	$(5,744)	$(841)	$(84,066)	$(6,442)
Stock-based compensation	2,937	1,097	10,183	4,597
Acquisition and disposition related costs	—	—	662	—
Impairment of goodwill	—	—	63,305	—
Interest (income) expense and other, net	25	(182)	115	(316)
Dividends applicable to participating securities	—	355	—	355
Estimated impact of income taxes	931	(151)	3,273	575
Adjusted Non-GAAP net income (loss)	$(1,851)	$278	$(6,528)	$(1,231)
Adjusted Non-GAAP income (loss) per share	$(0.04)	$0.01	$(0.16)	$(0.03)

Shares used to calculate diluted net loss per Class B share applicable to common stockholders (GAAP)	42,138	42,987	41,740	42,713
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	339	—	—
Diluted shares used to calculate Adjusted Non-GAAP income (loss) per share [1]	42,138	43,326	41,740	42,713

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.